UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 20, 2008

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2008, the Board of Directors (the “Board”) of Internap Network Services Corporation (the “Company”) took the following actions:

2008 Executive Bonus Award Incentive Plan

The Board adopted the 2008 Executive Bonus Award Incentive Plan (the “2008 Plan”).

Under the 2008 Plan, named executive officers and other key contributors are eligible for the award of a cash bonus after the Company’s 2008 fiscal year end.

The cash bonus of each named executive officer is determined according to a formula with a target award level expressed as a percentage of salary. Each participant is eligible for three awards based on the following goals: (1) achievement of revenue goals, which comprises 25% of the potential award; (2) achievement of EBITDA goals, which comprises 50% of the potential award; and (3) achievement of individual goals, which comprises 25% of the potential award.

The Company must achieve a threshold of financial performance established by the Board in order for a participant to receive any of the three awards. In addition, a participant must achieve at least a certain performance rating in order to receive any of the three awards.

A copy of the 2008 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K. This summary description of the 2008 Plan does not purport to be complete and is qualified in its entirety by reference to the 2008 Plan, which is hereby incorporated herein by reference.

2008 Long-Term Incentive Plan

Upon recommendation of the Board’s Compensation Committee, the Board approved the award of cash bonuses in recognition of performance in 2006 to certain executive officers listed in the following table in the amount set forth opposite such officer’s name.

The Board adopted the 2008 Long-Term Incentive Plan (the “2008 LTIP”).

Under the 2008 LTIP, named executive officers and other key contributors are eligible for the award of restricted common stock.  Half of each award shall be time-based and half shall be performance-based. The time-based portion shall vest in 16 equal quarterly installments.  The performance-based portion shall vest in increments of one-third beginning on the first anniversary of the grant date if the Company achieves revenue and EBITDA levels established by the Board.

A copy of the 2008 LTIP is attached as Exhibit 10.2 to this Current Report on Form 8-K. This summary description of the 2008 LTIP does not purport to be complete and is qualified in its entirety by reference to the 2008 LTIP, which is hereby incorporated herein by reference.

Awards Pursuant to the 2008 LTIP

The Board authorized awards pursuant to the 2008 LTIP as follows:

Name and Title	Total Shares of Restricted Common Stock	Time-Based	Performance-Based
James DeBlasio, President and Chief Operating Officer	149,776	74,888	74,888
Vince Molinaro, Chief Operating Officer	69,771	34,886	34,886
Richard Dobb, Vice President and General Counsel	34,607	17,303	17,303
Phil Kaplan, Chief Strategy Officer	34,048	17,024	17,024
Tamara Augustyn, Vice President and Chief Accounting Officer	3,980	3,980	0

 Item 9.01.    Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

10.1	2008 Executive Bonus Award Incentive Plan
10.2	2008 Long-Term Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: March 24, 2008

	By:	/s/ Richard P. Dobb
Richard P. Dobb, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	2008 Executive Bonus Award Incentive Plan
10.2	2008 Long-Term Incentive Plan